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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 16, 2005

                         OIL-DRI CORPORATION OF AMERICA

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             (Exact name of registrant as specified in its charter)




           Delaware                       0-8675                 36-2048898
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(State or other jurisdiction of       (Commission File          (IRS Employer
        incorporation)                    Number)            Identification No.)



               410 North Michigan Avenue
                       Suite 400
                   Chicago, Illinois                             60611-4213
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        (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (312) 321-1515



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMNET.


On December 16, 2005, Oil-Dri Corporation of America ("Oil-Dri" or the "Company") sold at face value $15,000,000 in senior promissory notes ("Notes") to The Prudential Insurance Company of America and to Prudential Retirement Insurance and Annuity Company pursuant to a Note Agreement dated December 16, 2005 (the "Note Agreement"). The Notes bear interest at 5.89% per annum and mature on October 15, 2015. The proceeds of the sale may be used to fund future principal payments of the Company's debt, acquisitions, stock repurchases, capital expenditures and for working capital purposes. The Company's payment obligations under the Notes are guaranteed fully and unconditionally by Oil-Dri Corporation of Georgia, Oil-Dri Production Company, Oil-Dri Corporation of Nevada, Mounds Production Company, LLC, Mounds Management, Inc, Blue Mountain Production Company, and Taft Production Company, each of which is a subsidiary of the Company.

The Note Agreement contains certain covenants that restrict the Company's ability and the ability of certain of the Company's subsidiaries to, among other things, (i) incur liens, (ii) incur indebtedness, (iii) merge or consolidate,
(iv) sell assets, (v) sell stock of those certain subsidiaries, (vi) engage in business that would change the general nature of the business engaged in by the Company, and (vii) enter into transactions other than on "arm's length" terms with affiliates. In addition, the Note Agreement requires the Company to maintain a minimum fixed coverage ratio and minimum consolidated net worth. These limitations are subject to a number of important qualifications and exceptions.

Upon the occurrence of certain Events of Default (as defined in the Note Agreement) relating to the Company's default in the payment of any principal or yield maintenance amount when due or payable or the Company's default in the payment of any interest on any Note for more than five business days after the interest becomes due or payable, any holder of any Notes issued pursuant to the Note Agreement may declare at its option, by notice in writing to the Company, all principal and interest outstanding under the Notes held by such holder immediately due and payable. Upon the occurrence of certain Events of Default relating to orders for relief under bankruptcy or similar law, or the appointment of a custodian regarding a substantial part of assets, in respect of the Company or a significant subsidiary group, all principal and interest outstanding under the Notes together with the yield maintenance amount, will become immediately due and payable. Upon the occurrence of other Events of Default, any holder of more than 50% of the aggregate principal amount of the Notes issued pursuant to the Note Agreement ("Required Holder") may declare at its option, by notice in writing to the Company, all principal and interest outstanding under all of the Notes together with the yield maintenance amount immediately due and payable. At anytime after any of the Notes have been declared due pursuant to an event of default, a Required Holder may, by notice in writing to the Company, rescind such declarations and its consequences if (i) the Company has paid all overdue interest on the Notes, the principal and yield-maintenance amount payable with respect to any Notes which have become due otherwise than by reason of such declaration, and interest on such overdue principal and yield-maintenance amount at the default rate, (ii) the Company has not paid any amounts which have become due solely by reason of such declaration,
(iii) all Events of Default and Defaults, other than non-payment of amounts which have become due solely by reason of such declaration, have been cured or waived, and (iv) no judgment or decree has been entered for the payment of any amounts pursuant to the Notes of the Note Agreement.

The summary description of the Notes, the guarantees thereof and the Note Agreement set forth above, is qualified in its entirety by reference to the full and complete terms thereof contained in the Notes, the guarantees thereof and the Note Agreement filed as Exhibit 10.1 hereto.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.


See the discussion under Item 1.01 above, which discussion is incorporated by reference herein.


ITEM 9.01  FINANCIAL STATEMNETS AND EXHIBITS.


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(c)  Exhibits

     Exhibit
      Number                    Description of Exhibits
-----------------   ------------------------------------------------------------
       10.1         Note  Agreement  dated  December  16,  2005,  among  Oil-Dri
                    Corporation  of  America,  Prudential  Insurance  Company of
                    America  and  Prudential  Retirement  Insurance  and Annuity
                    Company including the form of note and form of subsidiary guarantee attached thereto.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OIL-DRI CORPORATION OF AMERICA



                                      By:   /s/ Charles P. Brissman
                                            --------------------------
                                            Charles P. Brissman
                                            Vice President and General Counsel



Date: December 22, 2005


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                                  Exhibit Index

     Exhibit
      Number                    Description of Exhibits
-----------------   ------------------------------------------------------------
       10.1         Note  Agreement  dated  December  16,  2005,  among  Oil-Dri
                    Corporation  of  America,  Prudential  Insurance  Company of
                    America  and  Prudential  Retirement  Insurance  and Annuity
                    Company including the form of note and form of subsidiary guarantee attached thereto.


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